SUPPLEMENT DATED FEBRUARY 17, 2012 TO PROSPECTUS DATED MAY 1, 2011 FOR

Strategic Variable Life® Plus

This supplement provides important updates to the investment choices available through your policy. Please read it carefully and keep it with your current prospectus for future reference. Note you may transfer your account value and change your premium allocations in advance of the changes described below.

Liquidation of the MML NASDAQ-100® and MML Emerging Growth Funds

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Effective April 27, 2012 at the close of the New York Stock Exchange, the MML NASDAQ-100® and MML Emerging Growth Funds will be liquidated and will no longer be available investment options. Any policy value allocated to either of the corresponding investment divisions of the separate account on April 27, 2012 will be liquidated and reinvested in the Oppenheimer Money division on April 27, 2012.

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Effective April 27, 2012 and thereafter, if you have premium payment instructions on file requesting that a portion or all of your premium payment be allocated to either of the investment divisions noted above, we will allocate the premium to the Oppenheimer Money division.

•	A written confirmation statement will be sent to all affected policy owners.

Reorganization of the Panorama Growth Portfolio and the Panorama Total Return Portfolio

The Board of Directors of Panorama Series Fund, Inc. has proposed reorganizing the Panorama Growth Portfolio and the Panorama Total Return Portfolio with and into the Oppenheimer Main Street Fund® /VA and Oppenheimer Balanced Fund/VA, respectively. The reorganizations are conditioned upon, among other things, approval by the Portfolios’ shareholders on April 20, 2012. If conditions for the reorganizations are met, effective April 27, 2012 the following will occur.

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Any policy value allocated to the Panorama Growth division of the separate account will be transferred to the Oppenheimer Main Street division. Any policy value allocated to the Panorama Total Return division of the separate account will be transferred to the Oppenheimer Balanced division. Transfers resulting from these fund reorganizations will not be subject to a transfer charge, will not count towards the number of transfers allowed per year and will not count towards transfer limits imposed by our market timing policies.

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If you have premium payment instructions on file requesting that a portion or all of your premium payment be allocated to the Panorama Growth division, we will replace that division with the Oppenheimer Main Street division.

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If you have premium payment instructions on file requesting that a portion or all of your premium payment be allocated to the Panorama Total Return division, we will replace that division with the Oppenheimer Balanced division.

•	After April 27, 2012, the Panorama Growth Portfolio and the Panorama Total Return Portfolio will no longer be available as investment options.

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If you have questions about this supplement, wish to revise your allocation instructions or make other changes to your policy, please contact your registered representative or contact MassMutual at 1-800-548-0073 (Monday – Friday between 8:00 – 5:00 Eastern Time).

For more information about the funds, read each fund prospectus. Prospectuses are available on our website at www.massmutual.com or by contacting MassMutual at 1-800-548-0073 (Monday – Friday between 8:00 – 5:00 Eastern Time).

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